Exhibit 10.75

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
					1	4
2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00033		04-Mar-2015	SEE SCHEDULE
6. ISSUED BY	CODE	W911QY	7. ADMINISTERED BY (If other than item 6)	CODE	I W911QY
W6QK ACC-APG NATICK CONTRACTING DIVISION BLDG 1 KANSAS STREET NATICK MA 01760-5011			W6QK ACC-APG NATICK 110 THOMAS JOHNSON OR SUITE #240 FREDERICK MD 21702

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) TEKMIRA PHARMACEUTICALS CORPORATION				9A. AMENDMENT OF SOLICITATION NO.
8900 GLENLYON PKY SUITE 100 BURNABY V5J 5J8				9B. DATED (SEE ITEM 11)
			X	10A. MOD. OF CONTRACT/ORDER NO. W9113M-10-C-0057
			X	10B. DATED (SEE ITEM 13)
CODE L8144		FACILITY CODE		14-Jul-2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer			☐ is extended ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
X			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
52.243-2 Alt V

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:       soconnel151209
See attached summary of changes that provides direction for this Change Order, provides incremental funding for CLN 0002, effects agreement f or the [***] and changes the delivery date of CLIN0008.

Except as provided herein, all terms and conditions ofthe document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) SANDRA J. O'CONNELL / CONTRACTING OFFICER
			TEL:	EMAIL:
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
04-Mar-215
BY
(Signature of person authorized to sign)			(Signature of Contracting Officer)
EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

W9113M-1O-C-0057
P00033

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14CONTINUATION PAGE

The following have been added by full text:
MODIFICATION P00033
A.     The purpose of this change order is to direct the Contractor to execute and accomplish the following activities related to CLIN 0002: GMP Manufacturing to support Non-Clinical Studies; NHP Delay Time to Treat and Aerosol Efficacy with the Kikwit Product; TKM-Ebola Guinea IND and Phase 2 Clinical Trial Preparation . Authorization to proceed only with the TKM-Ebola-Guinea IND submission and Phase 2 Clinical Trial Preparation at a [***] (funding provided under SubCLIN 000201, ACRN AK, as shown below) is provided in this modification, pending completed negotiation of the cost and schedule for all efforts to be included in CLIN 0002. A full proposal revision for these directed changes, to include anticipated changes to Option CLINs 0003, 0004 and additional CLINs for Phase 3 Clinical Trial, NOA filing and FDA Approval shall be provided to the Government no later than close of business on 18 March 2015.
B.      This modification also provides the formal agreement on the [***], for which consideration is provided by credits to future invoices/vouchers submitted to the Government in the amount of $[***].
C.      The delivery date for CLIN 0008 is changed to read 29 January 2016, as shown below.
D.     All other terms and conditions of this contract remain the same and in full force effect.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CUN 0007
The target price has increased by $[***] from $[***] to $[***].

SUBCLIN 000201 is added as follows:

W9113M- 10-C-0057
P00033

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000201			Job		$[***]
Funding for CLIN 0002
CPIF
FOB: Destination
PURCHASE REQUEST NUMBER: 0010662723

TARGET COST	$[***]
TARGET FEE	$[***]
TOTAL TGT COST + FEE	$[***]
MINIMUM FEE	$[***]
MAXIMUM FEE	$[***]
SHARE RATIO ABOVE TARGET
SHARE RATIO BELOW TARGET

ACRN AK CIN: GFEBSOO I 06627230000 I	$[***]

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 00020 I :
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item has been added to CUN 0008:
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

29-JAN-2016		N/A FOB: Destination

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $[***] from $[***] to $[***].

SUBCLIN 00020 I :
Funding on SUBCLIN 000201 is initiated as follows:

W9113M-10-C-0057
P00033

ACRN:AK
CIN:GFEBSOO 106627230000 I
Acctng Data: 097201520 I 60400000265Y0550506255	A.001 1315.4.1.3.4 6100.9000021001
Increase:$[***]
Total: $[***]
Cost Code: A5XAH

(End of Summary of Changes)